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                                                                   Exhibit 10.15


          Schedule to Exhibit 10.1 to the Form 10-Q Quarterly Report of DQE for the quarter ended March 31, 1997



A Severance Agreement which was substantially identical to that filed as Exhibit
10.1 was entered into with the following party, materially differing only as follows:



     Other Party                        Material Differences
     -----------                        --------------------

     Morgan K. O'Brien                  "Severance Benefit" under Section 3a:
                                        aggregate lump sum payment of $110,848.